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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                           reported) March 22, 2000
                                     --------------


             Credit Suisse First Boston Mortgage Securities Corp.
         -------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                       333-64351                13-3320910
----------------------------          -------------         -------------------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
     of Incorporation)                 File Number)         Identification No.)


                             Eleven Madison Avenue
                           New York, New York 10010
                        (Address of Principal Executive
                             Offices and Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ------------------








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

Item 5.  Other Events
----     ------------

Filing of Collateral Term Sheets.
--------------------------------

     In connection with the proposed offering of Credit Suisse First Boston Mortgage Securities Corp. (the "Company") Bank One Mortgage-Backed Pass-Through Certificates, Series 2000-1, Credit Suisse First Boston Corporation (the "Underwriter"), has prepared certain materials (the "Collateral Term Sheets") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheets.

     The Collateral Term Sheets are attached hereto as Exhibit 99. These Collateral Term Sheets supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.
------------------------

(a)   Not applicable.
(b)   Not applicable.
(c)   Exhibits.

     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

         Exhibit No.                              Description
         -----------                              -----------

           99                               Collateral Term Sheets

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                           SECURITIES CORP.



                                        By: /s/ Kari Skilbred
                                            -----------------------
                                            Name:  Kari Skilbred
                                            Title: Vice President
Dated:   March 22, 2000

                                 Exhibit Index
                                 -------------



Exhibit                                                                  Page
-------                                                                  ----

99.      Collateral Term Sheets                                            6

             IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE
         COLLATERAL TERM SHEETS ARE BEING FILED IN PAPER PURSUANT TO A
                        CONTINUING HARDSHIP EXEMPTION.




                                  EXHIBIT 99



                            COLLATERAL TERM SHEETS

                                      for

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

           Mortgage-Backed Pass-Through Certificates, Series 2000-1

              CREDIT SUISSE FIRST BOSTON MORTGAGE securities corp
           MORTGAGE-BACKED PASS-THROUGH CERTIFICATES, SERIES 2000-1
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                                March 20, 2000


                             COLLATERAL TERM SHEET

                          $630,000,000 (Approximate)


             Credit Suisse First Boston Mortgage Securities Corp.

                   Mortgage-Backed Pass-Through Certificates

                                 Series 2000-1

             Credit Suisse First Boston Mortgage Securities Corp.

                                   Depositor

                        Bank One, National Association
                                    Seller

                        Bank One, National Association

                                   Servicer

                         HomeSide Mortgage Corporation
                                   Servicer

CUT-OFF DATE:                          March 1, 2000
CLOSING/SETTLEMENT DATE:               March 31, 2000
DISTRIBUTION DATE:                     Monthly on the 15th or next business day
TRUSTEE:                               LaSalle Bank
LEAD UNDERWRITER:                      Credit Suisse First Boston Corporation


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This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes not representations that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

[GRAPHIC OMITTED]

              CREDIT SUISSE FIRST BOSTON MORTGAGE securities corp
           MORTGAGE-BACKED PASS-THROUGH CERTIFICATES, SERIES 2000-1
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                            Collateral Term Sheet

                           KEY COLLATERAL STATISTICS

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                        GROUP 1         GROUP 2         GROUP 3         GROUP 4         GROUP 5        GROUP 6
                      Conforming    Non-Conforming    Conforming     Non-Conforming   Conforming     Non-Conforming
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
Number of Mortgage
Loans                           416             543             606             733            552              92
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Aggregate
Principal Balance
($)                      39,591,228     204,747,046      71,287,612     272,225,441     27,901,135      35,169,005
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Average Current
Balance ($)                  95,171         377,066         117,636         371,385         50,546         382,272
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Weighted Average
Gross Coupon (%)              6.617           6.604           6.955           6.920          7.841           7.756
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Maximum Gross
Coupon (%)                    6.750           6.750           7.250           7.250          9.250           9.000
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Minimum Gross
Coupon (%)                    6.250           6.250           6.775           6.775          7.300           7.300
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Weighted Average
Original Term
(months)                        174             177             175             177            177             177
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Weighted Average
Stated Remaining
Term (months)                   146             160             148             156            131             165
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Weighted Average
Seasoning (months)               28              17              27              21             45              13
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Weighted Average
Original LTV (%)               67.7            66.2            67.9            67.6           70.3            71.2
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Weighted Average
Current LTV (%)                58.8            61.5            60.1            61.9           57.1            67.5
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% Owner Occupied               87.5            93.0            85.6            91.6           66.0            78.8
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% Purchase &Rate
Term Refi's                    71.2            68.6            64.8            65.3           67.6            68.0
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% Single Family
Properties                     72.2            81.4            73.4            83.7           73.4            75.8
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Weighted Average
FICO Score                      722             732             729             733            707             712
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Top 3 States (by          IL(46.7%)       IL(49.8%)       IL(39.8%)       IL(39.9%)      MI(34.3%)       MI(34.8%)
Unpaid Principal          MI(33.4%)       MI(31.1%)       MI(34.7%)       MI(34.8%)      IN(27.6%)       IL(19.2%)
Balance)                  IN(12.1%)        IN(9.3%)       IN(17.4%)       IN(14.3%)      IL(23.3%)       IN(13.6%)
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

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This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes not representations that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

[GRAPHIC OMITTED]